Exhibit 10.1

FIRST AMENDMENT TO CREDIT AGREEMENT

This FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is made and entered into as of September 30, 2014 by and among UNILIFE MEDICAL SOLUTIONS, INC., a Delaware corporation (the “Borrower”), the other Creditor Obligors party hereto and ROS ACQUISITION OFFSHORE LP, a Cayman Islands exempted limited partnership (the “Lender”).

WHEREAS, the Borrower and the Lender are party to that certain Credit Agreement, dated as of March 12, 2014 (as amended from time to time, the “Credit Agreement”), pursuant to which the Lender has extended credit to the Borrower on the terms set forth therein;

WHEREAS, the Borrower has requested that the Lender amend the Credit Agreement, as more fully described herein; and

WHEREAS, the Lender is willing to agree to such amendment, but only upon the terms and subject to the conditions set forth herein.

NOW, THEREFORE, in consideration of the mutual agreements herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Definitions; Loan Document. Capitalized terms used herein without definition shall have the meanings assigned to such terms in the Credit Agreement. This Amendment shall constitute a Loan Document for all purposes of the Credit Agreement and the other Loan Documents. Each reference to “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in the Credit Agreement shall, after this Amendment becomes effective, refer to the Credit Agreement as amended hereby.

2. Amendments.

(a) The definition of “Delayed Draw Closing Date” in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety as follows :

“Delayed Draw Closing Date” means (a) September 30, 2014 and (b) a date following the execution and delivery of the New Sanofi Agreement but on or prior to December 15, 2014 when the applicable conditions set forth in Section 5.1 are satisfied (or waived in writing by the Lender).

(b) Section 1.1 of the Credit Agreement is hereby amended by adding the following definition in alphabetical order:

“New Sanofi Agreement” means a definitive master services and supply agreement between Sanofi Winthrop Industrie and the Borrower relating to the manufacture and supply of wearable injector devices.

(c) The definition of “Repayment Premium” in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety as follows :

“Repayment Premium” means a premium of 10.0% of the principal amount of any prepayment or repayment of the Borrower on any Loan.

(d) Section 2.4 of the Credit Agreement is hereby amended and restated in its entirety as follows:

SECTION 2.4 Reduction of the Commitment Amounts. The Initial Commitment Amount shall automatically and permanently be reduced to zero on the Closing Date. The Delayed Draw Commitment Amount shall automatically and permanently be reduced (i) to $10,000,000 upon the funding of the Delayed Draw Loan on September 30, 2014 and (ii) to zero at the close of business on December 15, 2014.

(e) Section 5.1 of the Credit Agreement is hereby amended by adding the following sentence at the end thereof:

The obligation of the Lender to make the Delayed Draw Loan on the Delayed Draw Closing Date referred to in clause (b) of the definition thereof shall be subject to the receipt of evidence that the Borrower and Sanofi Winthrop Industrie have entered into the New Sanofi Agreement in form and substance reasonably satisfactory to the Lender (or waiver in writing by the Lender).

(f) Section 8.4(a) of the Credit Agreement is hereby amended and restated in its entirety as follows:

  (a) Minimum Revenue Base. The Revenue Base for each calendar year set forth below shall not be less than the amount set forth below for such calendar year:

Calendar Year Ended	Minimum Revenue Base
December 31, 2014	$20,000,000
December 31, 2015	$54,100,000
December 31, 2016	$67,400,000
December 31, 2017	$78,400,000
December 31, 2018	$84,000,000
December 31, 2019	$84,000,000

(g) Section 8.4 of the Credit Agreement is hereby amended by adding the following section as Section 8.4(c):

  (c) Minimum Revenue Base (June 2015). The Revenue Base for the six months ending June 30, 2015 shall not be less than $20,000,000.

3. Conditions to Effectiveness of Amendment. This Amendment shall become effective upon receipt (i) by the Lender of a Secretary’s Certificate with respect to each Credit Obligor, in substantially the form delivered on the Closing Date, duly executed and delivered by the signatories thereto, (ii) by the Lender of a counterpart signature to this Amendment duly executed and delivered by the Borrower and each of the other Credit Obligors, and (iii) by the Lender or its counsel of reimbursement for all fees and out-of-pocket expenses incurred by the Lender in connection with this Amendment and all other like expenses remaining unpaid as of the date hereof.

4. Expenses. The Borrower agrees to pay on demand all expenses of the Lender (including, without limitation, the fees and out-of-pocket expenses of Covington & Burling LLP, counsel to the Lender, and of local counsel, if any, who may be retained by or on behalf of the Lender) incurred in connection with the negotiation, preparation, execution and delivery of this Amendment and all other expenses of the Lender remaining unpaid as of the date hereof.

5. Representations and Warranties. The Credit Obligors represent and warrant to the Lender as follows:

(a) After giving effect to this Amendment, the representations and warranties of the Borrower and the Guarantors contained in the Credit Agreement or any other Loan Document shall, (i) with respect to representations and warranties that contain a materiality qualification, be true and correct in all respects on and as of the date hereof, and (ii) with respect to representations and warranties that do not contain a materiality qualification, be true and correct in all material respects on and as of the date hereof, and except that the representations and warranties limited by their terms to a specific date shall be true and correct as of such date.

(b) After giving effect to this Amendment, no Default or Event of Default has occurred or is continuing.

(c) (i) Each Credit Obligor has taken all necessary action to authorize the execution, delivery and performance of this Amendment; (ii) this Amendment has been duly executed and delivered by the Credit Obligors and constitutes each of the Credit Obligors’ legal, valid and binding obligations, enforceable in accordance with its terms (except, in any case, as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally and by principles of equity), and (iii) no authorization or other action by, and no notice to or filing with, any Governmental Authority or other Person is required for the due execution, delivery or performance by any Credit Obligor of this Amendment.

6. No Implied Amendment or Waiver. Except as expressly set forth in this Amendment, this Amendment shall not, by implication or otherwise, limit, impair, constitute a waiver of or otherwise affect any rights or remedies of the Lender under the Credit Agreement or the other Loan Documents, or alter, modify, amend or in any way affect any of the terms, obligations or covenants contained in the Credit Agreement or the other Loan Documents, all of which shall continue in full force and effect. Nothing in this Amendment shall be construed to imply any willingness on the part of the Lender to agree to or grant any similar or future amendment, consent or waiver of any of the terms and conditions of the Credit Agreement or the other Loan Documents.

7. Reaffirmation of Security Interests. The Credit Obligors (i) affirm that each of the security interests and liens granted in or pursuant to the Loan Documents are valid and subsisting and (ii) agree that this Amendment shall in no manner impair or otherwise adversely affect any of the security interests and liens granted in or pursuant to the Loan Documents.

8. Reaffirmation of Guarantee. Each Guarantor (a) acknowledges and consents to all of the terms and conditions of this Amendment, (b) affirms all of its obligations under the Loan Documents and (c) agrees that this Amendment and all documents executed in connection herewith do not operate to reduce or discharge the Guarantor’s obligations under the Loan Documents.

9. Waiver and Release. TO INDUCE THE LENDER TO AGREE TO THE TERMS OF THIS AMENDMENT, EACH CREDIT OBLIGOR REPRESENTS AND WARRANTS THAT AS OF THE DATE HEREOF THERE ARE NO CLAIMS OR OFFSETS AGAINST OR RIGHTS OF RECOUPMENT WITH RESPECT TO OR DEFENSES OR COUNTERCLAIMS TO ITS OBLIGATIONS UNDER THE LOAN DOCUMENTS AND IN ACCORDANCE THEREWITH IT:

(a) WAIVES ANY AND ALL SUCH CLAIMS, OFFSETS, RIGHTS OF RECOUPMENT, DEFENSES OR COUNTERCLAIMS, WHETHER KNOWN OR UNKNOWN, ARISING PRIOR TO THE DATE HEREOF; AND

(b) RELEASES AND DISCHARGES THE LENDER, ITS AFFILIATES AND ITS AND THEIR OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, SHAREHOLDERS AND ATTORNEYS (COLLECTIVELY THE “RELEASED PARTIES”) FROM ANY AND ALL OBLIGATIONS, INDEBTEDNESS, LIABILITIES, CLAIMS, RIGHTS, CAUSES OF ACTION OR DEMANDS WHATSOEVER, WHETHER KNOWN OR UNKNOWN, SUSPECTED OR UNSUSPECTED, IN LAW OR EQUITY, WHICH THE BORROWER EVER HAD, NOW HAS, CLAIMS TO HAVE OR MAY HAVE AGAINST ANY RELEASED PARTY ARISING PRIOR TO THE DATE HEREOF AND FROM OR IN CONNECTION WITH THE LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED THEREBY.

10. Counterparts; Governing Law. This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of such when so executed and delivered shall be an original, but all of such counterparts shall together constitute but one and the same agreement. Delivery of an executed counterpart of a signature page of this Amendment by fax transmission or other electronic mail transmission (e.g., “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Amendment. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSE SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

UNILIFE MEDICAL SOLUTIONS, INC.		UNILIFE CORPORATION

By:	/s/ John Ryan	By:	/s/ John Ryan
Name:	John Ryan	Name:	John Ryan
Title:	Senior Vice President, General Counsel and Secretary	Title:	Senior Vice President, General Counsel and Secretary

UNILIFE CROSS FARM LLC

		By:	/s/ John Ryan
		Name:	John Ryan
		Title:	Senior Vice President, General Counsel and Secretary

Executed by Unilife Medical Solutions Pty Limited in accordance with Section 127 of the Corporations Act 2001

/s/ Alan Shortall Signature of director	/s/ John Ryan Signature of director/company secretary (Please delete as applicable)

Alan Shortall Name of director (print)	John Ryan Name of director/company secretary (print)

Executed by Unitract Syringe Pty Ltd in accordance with Section 127 of the Corporations Act 2001

/s/ Alan Shortall Signature of director	/s/ John Ryan Signature of director/company secretary (Please delete as applicable)

Alan Shortall Name of director (print)	John Ryan Name of director/company secretary (print)

Signature Page to First Amendment to Credit Agreement

ROS ACQUISITION OFFSHORE LP, as the Lender
By OrbiMed Advisors LLC, its investment manager

By:	/s/ Samuel D. Isaly
Name:	Samuel D. Isaly
Title:	Managing Member

Signature Page to First Amendment to Credit Agreement